UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 28, 2017

(Date of earliest event reported)

Stillwater Mining Company

(Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-13053 (Commission File Number)	81-0480654 (IRS Employer Identification Number)

26 West Dry Creek Circle, Suite 400, Littleton, Colorado (Address of principal executive offices)	80120 (Zip Code)

(406) 373-8700

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Compensation Awards for Executive Officers

On February 28, 2017, Stillwater Mining Company (the “Company”) made the following grants (the “Grants”) of time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) to the following executive officers under the Company’s 2012 Equity Incentive Plan (the “Plan”):

•	Michael J. McMullen, President and Chief Executive Officer – 83,695 RSUs and target payout of 52,219 PSUs.

•	Christopher M. Bateman, Chief Financial Officer – 21,607 RSUs and target payout of 21,607 PSUs.

•	Brent R. Wadman, Vice President of Legal Affairs and Corporate Secretary – 4,496 RSUs and target payout of 4,496 PSUs.

•	Kristen K. Koss, Vice President of Safety, Health and Human Resources – 3,667 RSUs and target payout of 3,667 PSUs.

•	Dee L. Bray, Vice President of Mine Operations – 3,348 time-based RSUs and target payout of 3,348 PSUs.

RSU Grants

Subject to certain accelerated vesting provisions in the award agreements, the RSUs are scheduled to vest in one-third installments on each of December 31, 2017, 2018 and 2019 (each, a “Vesting Date”) and the executive officer will be delivered shares of common stock equal to the number of vested RSUs as long as the executive officer remains employed with the Company on the relevant Vesting Date. Notwithstanding the foregoing, the RSUs are subject to the following accelerated vesting provisions:

•	If the executive officer’s employment with the Company is terminated as a result of death or Disability (as defined in the executive officer’s employment agreement), by the executive officer for Good Reason (as defined in the executive officer’s employment agreement) or by the Company without Cause (as defined in the executive officer’s employment agreement) within twenty-four (24) months after the occurrence of a Change in Control, any unvested RSUs will immediately vest.

•	If the executive officer is terminated by the Company for underperformance (as defined in the executive officer’s employment agreement), then (i) a pro rata portion of the unvested RSUs scheduled to vest at the end of the 12 month vesting period that includes the termination date and (ii) one-half of any unvested RSUs scheduled to vest following the 12 month vesting period that includes the termination date, will immediately vest as of the termination date.

•	If the Company does not notify the executive officer within 30 days prior the expiration of his or her employment agreement that the Company is willing to renew or extent the employment agreement and the executive officer’s employment with the Company is terminated at the expiration of the employment agreement, then one-half of any unvested RSUs scheduled to vest following the termination date will immediately vest as of the termination date.

In the event that the merger of the Company is consummated as provided in that certain Agreement and Plan of Merger, dated as of December 9, 2016, by and between the Company, Sibanye Gold Limited and the other parties thereto (the “Merger Agreement”), each RSU shall be converted from a right to receive shares of common stock into the right to receive an amount in cash equal to $18.00 per share as set forth below:

•	If the executive officer’s employment with the Company is terminated as a result of death or total and permanent disability, a pro rata amount of unvested RSUs will immediately vest and payment will be made in cash.

•	If the executive officer is terminated by the Company for underperformance, payment of RSUs will be made as provided above, except payment will be made in cash.

•	If the executive officer is terminated by the Company without Cause or by the executive officer for Good Reason, all of the unvested RSUs shall immediately vest and the payment will be made in cash; provided, that for the executive officers other than Messrs. McMullen and Bateman, Good Reason shall not exist solely by reason of the transactions contemplated under the Merger Agreement.

•	If the executive officer’s employment with the Company is terminated at the expiration of their employment agreement without renewal (or, for Messrs. McMullen and Bateman, for any reason), then one-half of any unvested RSUs scheduled to vest following the termination date shall immediately vest and the payment will be made in cash.

•	The RSUs will continue to vest in equal one-third annual installments on each Vesting Date as long as the executive officer remains employed with the Company on the relevant Vesting Date and the payments will be made in cash.

PSU Grants

Subject to certain accelerated vesting provisions in the award agreements, the PSUs are scheduled to vest from 0% to 175% on December 31, 2019 (the “PSU Vesting Date”), subject to the Company’s performance for total shareholder return, net book value per share and free cash flow over the performance period and the executive officer will be delivered shares of common stock equal to the number of vested PSUs as long as the executive officer remains employed with the Company on the PSU Vesting Date. Notwithstanding the foregoing, the PSUs are subject to the following accelerated vesting provisions:

•	If the executive officer’s employment with the Company is terminated as a result of death or Disability, by the executive officer for Good Reason or as a result of expiration of the employment agreement without renewal by the Company by reason of the Company’s failure to offer renewal or extension on terms substantially similar to those in effect, then the pro rata portion of the PSUs that would vest if the “target” performance criteria were to be met as of the PSU Vesting Date will immediately vest as of the termination date.

•	If the executive officer is terminated by the Company for underperformance, then (i) a pro rata portion of the unvested PSUs that would have otherwise vested on the PSU Vesting Date and (ii) 50% of any additional pro rata portion of the unvested PSUs that would have otherwise vested on the PSU Vesting Date for the portion of the performance period beginning the day after the termination date, will each immediately vest as of the termination date.

•	If the executive officer is terminated by the Company without Cause or by the executive officer for Good Reason within 24 months after a change in control, the executive officer will be entitled to payment on account of the portion of the PSUs the Committee determines would have vested had the performance period ended on the date of the change in control based on the achievement of the performance criteria as of the date of the change in control.

In the event that the merger of the Company is consummated as provided in that certain Merger Agreement, each PSU shall be converted from a right to receive shares of common stock into the right to receive an amount in cash equal to $18.00 per share as set forth below:

•	If the executive officer’s employment with the Company is terminated as a result of death or total and permanent disability, a pro rata amount of unvested RSUs will immediately vest and payment will be made in cash.

•	If the executive officer is terminated by the Company for underperformance, payment of RSUs will be made as provided above, except payment will be made in cash.

•	If the executive officer is terminated by the Company without Cause or by executive officer for Good Reason, all of the unvested RSUs shall immediately vest and the payment will be made in cash; provided, that for the executive officers other than Messrs. McMullen and Bateman, Good Reason shall not exist solely by reason of the transactions contemplated under the Merger Agreement.

•	If the executive officer’s employment with the Company is terminated at the expiration of their employment agreement without renewal (or, for Messrs. McMullen and Bateman, for any reason), then all of the unvested RSUs shall immediately vest and the payment will be made in cash.

•	The RSUs will continue to vest in equal one-third annual installments on each Vesting Date as long as the executive officer remains employed with the Company on the relevant Vesting Date and the payments will be made in cash.

The above summary does not purport to be a complete description of the terms of the Grants, and is qualified in its entirety by reference to the text of the form of the RSU award agreements and PSU award agreements, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively.

Executive Employment Agreements

On March 1, 2017, the Company entered into executive employment agreements with each of Kristen K. Koss, Vice President, of Safety, Health and Human Resources and Dee L. Bray, Vice President of Mine Operations. These agreements replaced the prior employment agreements from Ms. Koss and Mr. Bray, each of which expired according to its terms. The following summaries do not purport to be complete descriptions of the terms and conditions of each agreement, and are qualified in their entirety by reference to the text of each agreement, which are attached as Exhibits 10.5 and 10.6 hereto, respectively.

Kristen K. Koss Executive Employment Agreement

Term: The agreement commences on March 7, 2017 and provides for an initial term continuing through March 6, 2018. The agreement may be renewed for successive one-year terms upon written agreement of both parties no later than 30 days prior to the end of the then current term.

Base Salary: Ms. Koss shall receive an initial base salary of $230,000 per year, subject to periodic review and adjustment; provided, however, such base salary may not be reduced except in connection with an across-the-board reduction of the salaries of all named executive officers of the Company.

Short Term Incentive Program: Ms. Koss shall participate in the Company’s Short-Term Incentive Program (“STIP”) as follows:

For each calendar year beginning January 1, 2017, Ms. Koss will be eligible to earn a target STIP bonus of 55% of her base salary, determined based upon the Company’s achievement of performance targets established by the Board of Directors of the Company.

Long Term Incentive Program: Ms. Koss shall participate in the Company’s Long Term Incentive Plan (“LTIP”) as follows:

For each calendar year beginning January 1, 2017, Ms. Koss will participate in the Company’s LTIP, and will be eligible to earn a grant of equity instruments with a target value of 50% of Ms. Koss’s base salary. The terms and conditions of each LTIP grant, vesting conditions and performance targets will be set forth in annual award agreements between the Company and Ms. Koss approved by the Committee and subject to the Company’s Plan.

Additional Benefits: During the term of the Agreement, Ms. Koss shall be entitled to participate in all health insurance, pension, retirement, profit-sharing or other benefit plans adopted by the Company for its senior management, and may take up to six weeks of paid vacation per year.

Compensation upon Termination: Upon termination of Ms. Koss’s employment during the term of the agreement, Ms. Koss shall be entitled to the following:

If Ms. Koss’s employment is terminated by the Company for Cause (as defined in the agreement), or Ms. Koss resigns without Good Reason (as defined in the agreement), the Company shall pay Ms. Koss all accrued but unpaid base salary and all accrued but unused vacation earned through the date of termination or resignation, and any reimbursement of expenses owed to Ms. Koss; however, Ms. Koss will not be eligible for any STIP or LTIP award payments for the year in which such termination or resignation occurs, and unvested equity awards shall be forfeited on the date of such termination or resignation.

If Ms. Koss’s employment is terminated by the Company for Underperformance (as defined in the agreement), or Ms. Koss resigns for Good Reason, the Company shall pay Ms. Koss the following benefits upon execution of a release in favor of the Company: (a) all accrued but unpaid base salary and all accrued but unused vacation earned through the date of termination or resignation, (b) any reimbursement of expenses owed to Ms. Koss, (c) an amount equal to two times Ms. Koss’s then effective base salary, paid out in 24 equal monthly installments, (d) an amount equal to two times the average of her target and actual STIP award for the calendar year immediately preceding such termination or resignation, paid out in 24 equal monthly installments, and (f) an amount equally to 18 months of Ms. Koss’s cost to continue medical insurance coverage pursuant to COBRA, provided that she is eligible for and elects such continuation coverage.

If Ms. Koss’s employment terminates as a result of death or Disability (as defined in the agreement), the Company shall pay Ms. Koss or her estate: (a) all accrued but unpaid base salary and all accrued but unused vacation earned through the date of termination or resignation, (b) any reimbursement of expenses owed to Ms. Koss, (c) a pro-rata portion of Ms. Koss’s STIP bonus for the year in which such termination occurs based on the Company’s achievement of established performance targets in that year.

Restrictive Covenants: For two years following the termination of Ms. Koss’s employment with the Company for any reason, the agreement provides that, if Ms. Koss owns, operates, manages, controls, participates in, is employed by, performs any services for or otherwise assists any enterprise or venture that directly competes with the Company, then Ms. Koss must pay to the Company 100% of all gross revenue earned by such enterprise or venture from any customers who were customers of the Company on the date of Ms. Koss’s termination or at any time during the thirty-day period immediately preceding such termination date. In addition, for two years following termination of employment with the Company, Ms. Koss may not, without the consent of the Company, directly or indirectly solicit the employment or retaining of any employees or consultants of the Company or its affiliates.

Dee L. Bray Executive Employment Agreement

Except for the following, the provisions of Mr. Bray’s executive employment agreement are materially the same as those found in Ms. Koss’s executive employment agreement.

Base Salary: Mr. Bray shall receive an initial base salary of $210,000 per year, subject to periodic review and adjustment; provided, however, such base salary may not be reduced except in connection with an across-the-board reduction of the salaries of all named executive officers of the Company.

Short Term Incentive Program: Mr. Bray shall participate in the Company’s STIP as follows:

For each calendar year beginning January 1, 2017, Mr. Bray will be eligible to earn a target STIP bonus of 40% of his base salary, determined based upon the Company’s achievement of performance targets established by the Board of Directors of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1.	Form of Restricted Stock Unit Agreement

Exhibit 10.2.	Form of Restricted Stock Unit Agreement for Chief Executive Officer and Chief Financial Officer

Exhibit 10.3.	Form of Performance Restricted Stock Unit Agreement

Exhibit 10.4.	Form of Performance Restricted Stock Unit Agreement for Chief Executive Officer and Chief Financial Officer

Exhibit 10.5.	Executive Employment Agreement, dated as of March 7, 2017, by and between the Company and Kristen K. Koss

Exhibit 10.6.	Executive Employment Agreement, dated as of March 7, 2017, by and between the Company and Dee L. Bray

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2017	STILLWATER MINING COMPANY

	By:	/s/ Brent R. Wadman
Brent R. Wadman
Corporate Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 10.1.	Form of Restricted Stock Unit Agreement

Exhibit 10.2.	Form of Restricted Stock Unit Agreement for Chief Executive Officer and Chief Financial Officer

Exhibit 10.3.	Form of Performance Restricted Stock Unit Agreement

Exhibit 10.4.	Form of Performance Restricted Stock Unit Agreement for Chief Executive Officer and Chief Financial Officer

Exhibit 10.5.	Executive Employment Agreement, dated as of March 7, 2017, by and between the Company and Kristen K. Koss

Exhibit 10.6.	Executive Employment Agreement, dated as of March 7, 2017, by and between the Company and Dee L. Bray